UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 E. Kellogg, Suite 200 Wichita, Kansas		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (316) 612-6000

Not Applicable

Former name or former address, if change since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Equity Bancshares, Inc. (the “Company”) previously adopted, subject to stockholder approval, the Company’s Amended and Restated 2013 Stock Incentive Plan (the “Restated Stock Incentive Plan”). The Company’s stockholders approved the Restated Stock Incentive Plan at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Restated Stock Incentive Plan, which became effective upon stockholder approval, among other things, amended the Company’s existing stock incentive plan to (i) increase the number of authorized shares that can be awarded to the Company’s employees, consultants and directors by 175,000 shares, (ii) impose a limit on the number shares of common stock covered by awards of stock options that may be granted during a calendar year to any “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code, and (iii) make certain other conforming and clerical changes.

For a more detailed description of the Restated Stock Incentive Plan, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2016 (the “Proxy Statement”). The foregoing description of the Restated Stock Incentive Plan is not complete and is qualified in its entirety by reference to the Restated Stock Incentive Plan, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2016, the Company amended and restated its Amended and Restated Articles of Incorporation, as amended (the “Articles”), to incorporate the amendment of the Articles (“Amendment”) that was approved by the Company’s stockholders at its Annual Meeting. The stockholders approved the Amendment at the Company’s Annual Meeting. The Amendment increases the maximum number of directors that may serve on the Board from fifteen to twenty-five directors.

The foregoing description of the amended and restated Articles is not complete and is qualified in its entirety by reference to the Second Amended and Restated Articles of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2016, the Company held its Annual Meeting to consider and act upon the items listed below:

1.	The stockholders of the Company elected the individuals listed below to serve as Class I members of the Company’s Board of Directors to serve until the Company’s 2019 annual meeting of stockholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
James L. Berglund	5,672,282	12,960	229,493	527,380
Roger A. Buller	5,670,853	15,109	228,773	527,380
Michael R. Downing	5,682,664	3,298	228,773	527,380
David B. Moore	5,670,853	15,109	228,773	527,380
Shawn D. Penner	5,683,384	2,578	228,773	527,380

2.	The stockholders of the Company ratified the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 by the votes set forth in the table below:

For	Against	Abstain
6,412,383	28,792	940

3.	The stockholders of the Company approved the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the maximum number of directors from fifteen to twenty-five directors by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
5,522,110	381,017	11,608	527,380

4.	The stockholders of the Company approved the Restated Stock Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
5,386,398	525,732	2,605	527,380

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation of Equity Bancshares, Inc.

10.1	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016

EQUITY BANCSHARES, INC.

By:	/s/ Gregory H. Kossover
Gregory H. Kossover
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation of Equity Bancshares, Inc.

10.1	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2015).